                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934.



      Date of report (Date of earliest event reported): February 1, 2000



                           Commission File No. 0-24833




                                FUTURELINK CORP.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


               Delaware                                  95-4763404
--------------------------------------------------------------------------------
    (State or Other Jurisdiction of        (I.R.S. Employer Identification No.)
    Incorporation or Organization)


   100, 6 Morgan, Irvine, California                           92618
--------------------------------------------------------------------------------
(Address of principal executive offices)                     (ZIP Code)


                                 (949) 837-8252
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS

     A) On February 1, 2000, the Registrant entered into an agreement to acquire all of the issued and outstanding shares of MicroLAN Systems, Inc. doing business as Madison Technology Group of New York, as well as sister companies Madison Consulting Resources, Inc. and Madison Consulting Resources of New Jersey (collectively "Madison"). For information regarding these companies, please refer to the Registrant's press release of February 2, 2000 attached as an exhibit hereto.

     The consideration to be paid to acquire Madison is approximately $6.5 million in cash, $7.25 million in short term notes and 1.975 million of Registrant's common stock for 100% of Madison. The Registrant plans to close these acquisitions at or about the end of February, 2000.

     Please refer to the Registrant's press release of February 2, 2000 attached as an exhibit hereto for additional information regarding this transaction.

     B) On February 3, 2000, the Registrant entered into agreements to acquire all of the issued and outstanding shares of Toronto, Ontario based Charon Systems Inc. ("Charon") For information regarding this company, please refer to the Registrant's press release of February 4, 2000 attached as an exhibit hereto.

     The consideration to be paid to acquire Charon is approximately $6.95 million in cash and 1.073 million Shares of Registrant's common stock for 100% of Charon. The Registrant plans to close these acquisitions at or about the end of February, 2000.

Please refer to the Registrant's press release of February 4, 2000 attached as an exhibit hereto for additional information regarding this transaction


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)  EXHIBITS:

     99.1   News Release of the Registrant dated February 2, 2000
     99.2   News Release of the Registrant date February 4, 2000


                                   SIGNATURES


     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     FUTURELINK CORP.

     By:           [signed: R. Kilambi]                  Date: February 9, 2000
         --------------------------------------------
            Raghu Kilambi, Chief Financial Officer

     By:          [signed: K.B.A. Scott]                 Date: February 9, 2000
         --------------------------------------------
             Kyle B.A. Scott, Corporate Secretary

                                  EXHIBIT INDEX

Exhibit No.

   99.1      News Release of the Registrant dated February 4, 2000

   99.2      News Release of the Registrant dated February 4, 2000

                                       3